Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	4Q'22 vs. 4Q'21		Dec 31, 2022	Dec 31, 2021	YTD'22 vs. YTD'21
EARNINGS
Net interest income	$4,106	$3,928	$3,802	$3,789	$3,830	$276	7.2%	$15,625	$14,239	$1,386	9.7%
Retailer share arrangements	(1,043)	(1,057)	(1,127)	(1,104)	(1,267)	224	(17.7)%	(4,331)	(4,528)	197	(4.4)%
Provision for credit losses	1,201	929	724	521	561	640	114.1%	3,375	726	2,649	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,862	1,942	1,951	2,164	2,002	(140)	(7.0)%	7,919	8,985	(1,066)	(11.9)%
Other income	30	44	198	108	167	(137)	(82.0)%	380	481	(101)	(21.0)%
Other expense	1,151	1,064	1,083	1,039	1,122	29	2.6%	4,337	3,963	374	9.4%
Earnings before provision for income taxes	741	922	1,066	1,233	1,047	(306)	(29.2)%	3,962	5,503	(1,541)	(28.0)%
Provision for income taxes	164	219	262	301	234	(70)	(29.9)%	946	1,282	(336)	(26.2)%
Net earnings	$577	$703	$804	$932	$813	$(236)	(29.0)%	$3,016	$4,221	$(1,205)	(28.5)%
Net earnings available to common stockholders	$567	$692	$793	$922	$803	$(236)	(29.4)%	$2,974	$4,179	$(1,205)	(28.8)%

COMMON SHARE STATISTICS
Basic EPS	$1.27	$1.48	$1.61	$1.79	$1.49	$(0.22)	(14.8)%	$6.19	$7.40	$(1.21)	(16.4)%
Diluted EPS	$1.26	$1.47	$1.60	$1.77	$1.48	$(0.22)	(14.9)%	$6.15	$7.34	$(1.19)	(16.2)%
Dividend declared per share	$0.23	$0.23	$0.22	$0.22	$0.22	$0.01	4.5%	$0.90	$0.88	$0.02	2.3%
Common stock price	$32.86	$28.19	$27.62	$34.82	$46.39	$(13.53)	(29.2)%	$32.86	$46.39	$(13.53)	(29.2)%
Book value per share	$27.70	$26.76	$25.95	$25.06	$24.53	$3.17	12.9%	$27.70	$24.53	$3.17	12.9%
Tangible common equity per share(1)	$22.24	$22.10	$21.39	$20.60	$20.21	$2.03	10.0%	$22.24	$20.21	$2.03	10.0%

Beginning common shares outstanding	458.9	487.8	506.2	526.8	547.2	(88.3)	(16.1)%	526.8	584.0	(57.2)	(9.8)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.4	0.2	1.4	0.1	—	—%	2.1	3.8	(1.7)	(44.7)%
Shares repurchased	(20.8)	(29.3)	(18.6)	(22.0)	(20.5)	(0.3)	1.5%	(90.7)	(61.0)	(29.7)	48.7%
Ending common shares outstanding	438.2	458.9	487.8	506.2	526.8	(88.6)	(16.8)%	438.2	526.8	(88.6)	(16.8)%

Weighted average common shares outstanding	445.8	468.5	493.0	515.3	537.8	(92.0)	(17.1)%	480.4	564.6	(84.2)	(14.9)%
Weighted average common shares outstanding (fully diluted)	448.9	470.7	495.3	519.5	543.0	(94.1)	(17.3)%	483.4	569.3	(85.9)	(15.1)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	4Q'22 vs. 4Q'21		Dec 31, 2022	Dec 31, 2021	YTD'22 vs. YTD'21
PERFORMANCE METRICS
Return on assets(1)	2.2%	2.8%	3.4%	4.0%	3.4%		(1.2)%	3.1%	4.5%		(1.4)%
Return on equity(2)	17.5%	21.1%	24.0%	27.5%	23.0%		(5.5)%	22.6%	30.8%		(8.2)%
Return on tangible common equity(3)	22.1%	26.6%	30.3%	34.9%	28.7%		(6.6)%	28.5%	38.8%		(10.3)%
Net interest margin(4)	15.58%	15.52%	15.60%	15.80%	15.77%		(0.19)%	15.63%	14.74%		0.89%
Efficiency ratio(5)	37.2%	36.5%	37.7%	37.2%	41.1%		(3.9)%	37.2%	38.9%		(1.7)%
Other expense as a % of average loan receivables, including held for sale	5.16%	5.02%	5.21%	5.09%	5.44%		(0.28)%	5.12%	5.02%		0.10%
Effective income tax rate	22.1%	23.8%	24.6%	24.4%	22.3%		(0.2)%	23.9%	23.3%		0.6%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	3.48%	3.00%	2.73%	2.73%	2.37%		1.11%	3.00%	2.92%		0.08%
30+ days past due as a % of period-end loan receivables(6)	3.65%	3.28%	2.74%	2.78%	2.62%		1.03%	3.65%	2.62%		1.03%
90+ days past due as a % of period-end loan receivables(6)	1.69%	1.43%	1.22%	1.30%	1.17%		0.52%	1.69%	1.17%		0.52%
Net charge-offs	$776	$635	$567	$558	$489	$287	58.7%	$2,536	$2,304	$232	10.1%
Loan receivables delinquent over 30 days(6)	$3,377	$2,818	$2,262	$2,194	$2,114	$1,263	59.7%	$3,377	$2,114	$1,263	59.7%
Loan receivables delinquent over 90 days(6)	$1,562	$1,232	$1,005	$1,026	$942	$620	65.8%	$1,562	$942	$620	65.8%

Allowance for credit losses (period-end)	$9,527	$9,102	$8,808	$8,651	$8,688	$839	9.7%	$9,527	$8,688	$839	9.7%
Allowance coverage ratio(7)	10.30%	10.58%	10.65%	10.96%	10.76%		(0.46)%	10.30%	10.76%		(0.46)%

BUSINESS METRICS
Purchase volume(8)(9)	$47,923	$44,557	$47,217	$40,490	$47,072	$851	1.8%	$180,187	$165,854	$14,333	8.6%
Period-end loan receivables	$92,470	$86,012	$82,674	$78,916	$80,740	$11,730	14.5%	$92,470	$80,740	$11,730	14.5%
Credit cards	$87,630	$81,254	$78,062	$74,596	$76,628	$11,002	14.4%	$87,630	$76,628	$11,002	14.4%
Consumer installment loans	$3,056	$2,945	$2,847	$2,719	$2,675	$381	14.2%	$3,056	$2,675	$381	14.2%
Commercial credit products	$1,682	$1,723	$1,689	$1,530	$1,372	$310	22.6%	$1,682	$1,372	$310	22.6%
Other	$102	$90	$76	$71	$65	$37	56.9%	$102	$65	$37	56.9%
Average loan receivables, including held for sale	$88,436	$84,038	$83,412	$82,747	$81,784	$6,652	8.1%	$84,672	$78,928	$5,744	7.3%
Period-end active accounts (in thousands)(9)(10)	70,763	66,503	65,969	69,122	72,420	(1,657)	(2.3)%	70,763	72,420	(1,657)	(2.3)%
Average active accounts (in thousands)(9)(10)	68,373	66,266	68,671	70,127	69,397	(1,024)	(1.5)%	68,627	67,334	1,293	1.9%

LIQUIDITY
Liquid assets
Cash and equivalents	$10,294	$11,962	$10,682	$10,541	$8,337	$1,957	23.5%	$10,294	$8,337	$1,957	23.5%
Total liquid assets	$14,201	$16,566	$15,177	$14,687	$12,989	$1,212	9.3%	$14,201	$12,989	$1,212	9.3%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$3,700	$3,700	$3,100	$2,700	$250	9.3%	$2,950	$2,700	$250	9.3%
Total liquid assets and undrawn credit facilities	$17,151	$20,266	$18,877	$17,787	$15,689	$1,462	9.3%	$17,151	$15,689	$1,462	9.3%
Liquid assets % of total assets	13.58%	16.44%	15.94%	15.42%	13.57%		0.01%	13.58%	13.57%		0.01%
Liquid assets including undrawn credit facilities % of total assets	16.40%	20.11%	19.83%	18.67%	16.39%		0.01%	16.40%	16.39%		0.01%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	4Q'22 vs. 4Q'21		Dec 31, 2022	Dec 31, 2021	YTD'22 vs. YTD'21
Interest income:
Interest and fees on loans	$4,576	$4,258	$4,039	$4,008	$4,042	$534	13.2%	$16,881	$15,228	$1,653	10.9%
Interest on cash and debt securities	132	84	35	14	11	121	NM	265	43	222	NM
Total interest income	4,708	4,342	4,074	4,022	4,053	655	16.2%	17,146	15,271	1,875	12.3%

Interest expense:
Interest on deposits	441	280	160	127	119	322	270.6%	1,008	566	442	78.1%
Interest on borrowings of consolidated securitization entities	69	54	40	33	33	36	109.1%	196	169	27	16.0%
Interest on senior unsecured notes	92	80	72	73	71	21	29.6%	317	297	20	6.7%
Total interest expense	602	414	272	233	223	379	170.0%	1,521	1,032	489	47.4%

Net interest income	4,106	3,928	3,802	3,789	3,830	276	7.2%	15,625	14,239	1,386	9.7%

Retailer share arrangements	(1,043)	(1,057)	(1,127)	(1,104)	(1,267)	224	(17.7)%	(4,331)	(4,528)	197	(4.4)%
Provision for credit losses	1,201	929	724	521	561	640	114.1%	3,375	726	2,649	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,862	1,942	1,951	2,164	2,002	(140)	(7.0)%	7,919	8,985	(1,066)	(11.9)%

Other income:
Interchange revenue	251	238	263	230	254	(3)	(1.2)%	982	880	102	11.6%
Debt cancellation fees	102	103	93	89	79	23	29.1%	387	284	103	36.3%
Loyalty programs	(351)	(326)	(322)	(258)	(310)	(41)	13.2%	(1,257)	(992)	(265)	26.7%
Other	28	29	164	47	144	(116)	(80.6)%	268	309	(41)	(13.3)%
Total other income	30	44	198	108	167	(137)	(82.0)%	380	481	(101)	(21.0)%

Other expense:
Employee costs	459	416	404	402	409	50	12.2%	1,681	1,501	180	12.0%
Professional fees	233	204	185	210	207	26	12.6%	832	782	50	6.4%
Marketing and business development	121	115	135	116	167	(46)	(27.5)%	487	486	1	0.2%
Information processing	165	150	163	145	143	22	15.4%	623	550	73	13.3%
Other	173	179	196	166	196	(23)	(11.7)%	714	644	70	10.9%
Total other expense	1,151	1,064	1,083	1,039	1,122	29	2.6%	4,337	3,963	374	9.4%

Earnings before provision for income taxes	741	922	1,066	1,233	1,047	(306)	(29.2)%	3,962	5,503	(1,541)	(28.0)%
Provision for income taxes	164	219	262	301	234	(70)	(29.9)%	946	1,282	(336)	(26.2)%
Net earnings	$577	$703	$804	$932	$813	$(236)	(29.0)%	$3,016	$4,221	$(1,205)	(28.5)%

Net earnings available to common stockholders	$567	$692	$793	$922	$803	$(236)	(29.4)%	$2,974	$4,179	$(1,205)	(28.8)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021
Assets
Cash and equivalents	$10,294	$11,962	$10,682	$10,541	$8,337	$1,957	23.5%
Debt securities	4,879	5,082	5,012	4,677	5,283	(404)	(7.6)%
Loan receivables:
Unsecuritized loans held for investment	72,638	67,651	63,350	59,643	60,211	12,427	20.6%
Restricted loans of consolidated securitization entities	19,832	18,361	19,324	19,273	20,529	(697)	(3.4)%
Total loan receivables	92,470	86,012	82,674	78,916	80,740	11,730	14.5%
Less: Allowance for credit losses	(9,527)	(9,102)	(8,808)	(8,651)	(8,688)	(839)	9.7%
Loan receivables, net	82,943	76,910	73,866	70,265	72,052	10,891	15.1%
Loan receivables held for sale	—	—	—	4,046	4,361	(4,361)	(100.0)%
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,287	1,033	1,118	1,149	1,168	119	10.2%
Other assets	4,056	4,674	3,417	3,484	3,442	614	17.8%
Total assets	$104,564	$100,766	$95,200	$95,267	$95,748	$8,816	9.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$71,336	$68,032	$64,328	$63,180	$61,911	$9,425	15.2%
Non-interest-bearing deposit accounts	399	372	381	395	359	40	11.1%
Total deposits	71,735	68,404	64,709	63,575	62,270	9,465	15.2%
Borrowings:
Borrowings of consolidated securitization entities	6,227	6,360	5,687	6,139	7,288	(1,061)	(14.6)%
Senior unsecured notes	7,964	7,961	6,470	7,221	7,219	745	10.3%
Total borrowings	14,191	14,321	12,157	13,360	14,507	(316)	(2.2)%
Accrued expenses and other liabilities	5,765	5,029	4,941	4,914	5,316	449	8.4%
Total liabilities	91,691	87,754	81,807	81,849	82,093	9,598	11.7%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,718	9,685	9,663	9,643	9,669	49	0.5%
Retained earnings	16,716	16,252	15,679	15,003	14,245	2,471	17.3%
Accumulated other comprehensive income (loss)	(125)	(187)	(149)	(121)	(69)	(56)	81.2%
Treasury stock	(14,171)	(13,473)	(12,535)	(11,842)	(10,925)	(3,246)	29.7%
Total equity	12,873	13,012	13,393	13,418	13,655	(782)	(5.7)%
Total liabilities and equity	$104,564	$100,766	$95,200	$95,267	$95,748	$8,816	9.2%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2022			Sep 30, 2022			Jun 30, 2022			Mar 31, 2022			Dec 31, 2021
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,092	$104	3.72%	$11,506	$65	2.24%	$9,249	$20	0.87%	$8,976	$5	0.23%	$9,024	$4	0.18%
Securities available for sale	5,002	28	2.22%	4,861	19	1.55%	5,063	15	1.19%	5,513	9	0.66%	5,517	7	0.50%

Loan receivables, including held for sale:
Credit cards	83,597	4,462	21.18%	79,354	4,153	20.76%	78,912	3,943	20.04%	78,564	3,913	20.20%	77,642	3,946	20.16%
Consumer installment loans	2,991	78	10.35%	2,884	74	10.18%	2,775	69	9.97%	2,682	66	9.98%	2,641	65	9.76%
Commercial credit products	1,757	34	7.68%	1,720	30	6.92%	1,654	25	6.06%	1,434	28	7.92%	1,434	30	8.30%
Other	91	2	8.72%	80	1	4.96%	71	2	11.30%	67	1	NM	67	1	NM
Total loan receivables, including held for sale	88,436	4,576	20.53%	84,038	4,258	20.10%	83,412	4,039	19.42%	82,747	4,008	19.64%	81,784	4,042	19.61%
Total interest-earning assets	104,530	4,708	17.87%	100,405	4,342	17.16%	97,724	4,074	16.72%	97,236	4,022	16.78%	96,325	4,053	16.69%

Non-interest-earning assets:
Cash and due from banks	1,071			1,580			1,614			1,626			1,606
Allowance for credit losses	(9,167)			(8,878)			(8,651)			(8,675)			(8,648)
Other assets	5,772			5,587			5,386			5,369			5,424
Total non-interest-earning assets	(2,324)			(1,711)			(1,651)			(1,680)			(1,618)

Total assets	$102,206			$98,694			$96,073			$95,556			$94,707

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$69,343	$441	2.52%	$66,787	$280	1.66%	$63,961	$160	1.00%	$62,314	$127	0.83%	$61,090	$119	0.77%
Borrowings of consolidated securitization entities	6,231	69	4.39%	6,258	54	3.42%	6,563	40	2.44%	6,827	33	1.96%	7,105	33	1.84%
Senior unsecured notes	7,962	92	4.58%	7,102	80	4.47%	6,974	72	4.14%	7,219	73	4.10%	6,999	71	4.02%

Total interest-bearing liabilities	83,536	602	2.86%	80,147	414	2.05%	77,498	272	1.41%	76,360	233	1.24%	75,194	223	1.18%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	388			371			396			374			343
Other liabilities	5,217			4,938			4,717			5,091			5,137
Total non-interest-bearing liabilities	5,605			5,309			5,113			5,465			5,480

Total liabilities	89,141			85,456			82,611			81,825			80,674

Equity
Total equity	13,065			13,238			13,462			13,731			14,033

Total liabilities and equity	$102,206			$98,694			$96,073			$95,556			$94,707
Net interest income		$4,106			$3,928			$3,802			$3,789			$3,830

Interest rate spread(1)			15.01%			15.11%			15.31%			15.54%			15.51%
Net interest margin(2)			15.58%			15.52%			15.60%			15.80%			15.77%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2022			Twelve Months Ended Dec 31, 2021
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,215	$194	1.90%	$11,673	$15	0.13%
Securities available for sale	5,108	71	1.39%	5,975	28	0.47%

Loan receivables, including held for sale:
Credit cards	80,119	16,471	20.56%	75,052	14,880	19.83%
Consumer installment loans	2,834	287	10.13%	2,460	241	9.80%
Commercial credit products	1,642	117	7.13%	1,359	103	7.58%
Other	77	6	7.79%	57	4	7.02%
Total loan receivables, including held for sale	84,672	16,881	19.94%	78,928	15,228	19.29%
Total interest-earning assets	99,995	17,146	17.15%	96,576	15,271	15.81%

Non-interest-earning assets:
Cash and due from banks	1,472			1,597
Allowance for loan losses	(8,844)			(9,402)
Other assets	5,529			5,343
Total non-interest-earning assets	(1,843)			(2,462)

Total assets	$98,152			$94,114

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$65,624	$1,008	1.54%	$60,953	$566	0.93%
Borrowings of consolidated securitization entities	6,468	196	3.03%	7,248	169	2.33%
Senior unsecured notes	7,315	317	4.33%	7,173	297	4.14%
Total interest-bearing liabilities	79,407	1,521	1.92%	75,374	1,032	1.37%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	382			349
Other liabilities	4,991			4,668
Total non-interest-bearing liabilities	5,373			5,017

Total liabilities	84,780			80,391

Equity
Total equity	13,372			13,723

Total liabilities and equity	$98,152			$94,114
Net interest income		$15,625			$14,239

Interest rate spread(1)			15.23%			14.44%
Net interest margin(2)			15.63%			14.74%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021
BALANCE SHEET STATISTICS
Total common equity	$12,139	$12,278	$12,659	$12,684	$12,921	$(782)	(6.1)%
Total common equity as a % of total assets	11.61%	12.18%	13.30%	13.31%	13.49%		(1.88)%

Tangible assets	$102,172	$98,628	$92,977	$93,013	$93,475	$8,697	9.3%
Tangible common equity(1)	$9,747	$10,140	$10,436	$10,430	$10,648	$(901)	(8.5)%
Tangible common equity as a % of tangible assets(1)	9.54%	10.28%	11.22%	11.21%	11.39%		(1.85)%
Tangible common equity per share(1)	$22.24	$22.10	$21.39	$20.60	$20.21	$2.03	10.0%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.0%	16.5%	17.4%	17.2%	17.8%
Tier 1 risk-based capital ratio(5)	13.6%	15.2%	16.1%	15.9%	16.5%
Tier 1 leverage ratio(6)	12.3%	13.2%	13.8%	13.9%	14.7%
Common equity Tier 1 capital ratio	12.8%	14.3%	15.2%	15.0%	15.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at Deceember 31, 2022 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	4Q'22 vs. 4Q'21		Dec 31, 2022	Dec 31, 2021	YTD'22vs. YTD'21
HOME & AUTO(6)
Purchase volume(1)	$11,860	$12,273	$12,895	$10,260	$10,919	$941	8.6%	$47,288	$42,848	$4,440	10.4%
Period-end loan receivables	$29,978	$29,017	$27,989	$26,532	$26,781	$3,197	11.9%	$29,978	$26,781	$3,197	11.9%
Average loan receivables, including held for sale	$29,402	$28,387	$27,106	$26,406	$26,455	$2,947	11.1%	$27,835	$25,663	$2,172	8.5%
Average active accounts (in thousands)(3)	18,539	18,350	17,942	17,473	17,655	884	5.0%	18,080	17,414	666	3.8%

Interest and fees on loans	$1,264	$1,210	$1,108	$1,088	$1,126	$138	12.3%	$4,670	$4,247	$423	10.0%
Other income	$23	$20	$23	$21	$18	$5	27.8%	$87	$69	$18	26.1%

DIGITAL
Purchase volume(1)	$14,794	$12,941	$12,463	$11,196	$13,451	$1,343	10.0%	$51,394	$44,701	$6,693	15.0%
Period-end loan receivables	$25,522	$22,925	$21,842	$21,075	$21,751	$3,771	17.3%	$25,522	$21,751	$3,771	17.3%
Average loan receivables, including held for sale	$23,931	$22,361	$21,255	$21,160	$20,388	$3,543	17.4%	$22,185	$19,475	$2,710	13.9%
Average active accounts (in thousands)(3)	20,073	19,418	19,069	19,000	18,375	1,698	9.2%	19,421	17,685	1,736	9.8%

Interest and fees on loans	$1,322	$1,197	$1,058	$1,022	$1,025	$297	29.0%	$4,599	$3,792	$807	21.3%
Other income	$(14)	$(22)	$(13)	$(12)	$(28)	$14	(50.0)%	$(61)	$(87)	$26	(29.9)%

DIVERSIFIED & VALUE
Purchase volume(1)	$16,266	$14,454	$14,388	$11,558	$14,154	$2,112	14.9%	$56,666	$46,998	$9,668	20.6%
Period-end loan receivables	$18,617	$16,566	$16,076	$15,166	$16,075	$2,542	15.8%	$18,617	$16,075	$2,542	15.8%
Average loan receivables, including held for sale	$17,274	$16,243	$15,498	$15,128	$14,999	$2,275	15.2%	$16,042	$14,501	$1,541	10.6%
Average active accounts (in thousands)(3)	20,386	19,411	19,026	19,201	18,829	1,557	8.3%	19,594	17,953	1,641	9.1%

Interest and fees on loans	$1,023	$935	$826	$826	$817	$206	25.2%	$3,610	$3,115	$495	15.9%
Other income	$(42)	$(19)	$(35)	$(9)	$(23)	$(19)	82.6%	$(105)	$(28)	$(77)	275.0%

HEALTH & WELLNESS
Purchase volume(1)	$3,505	$3,514	$3,443	$3,107	$3,055	$450	14.7%	$13,569	$11,715	$1,854	15.8%
Period-end loan receivables	$12,179	$11,590	$10,932	$10,407	$10,244	$1,935	18.9%	$12,179	$10,244	$1,935	18.9%
Average loan receivables, including held for sale	$11,846	$11,187	$10,596	$10,251	$10,057	$1,789	17.8%	$10,975	$9,623	$1,352	14.0%
Average active accounts (in thousands)(3)	6,673	6,411	6,177	6,027	5,922	751	12.7%	6,326	5,739	587	10.2%

Interest and fees on loans	$744	$706	$644	$616	$603	$141	23.4%	$2,710	$2,271	$439	19.3%
Other income	$60	$55	$49	$53	$42	$18	42.9%	$217	$159	$58	36.5%

LIFESTYLE
Purchase volume(1)	$1,498	$1,374	$1,431	$1,195	$1,462	$36	2.5%	$5,498	$5,319	$179	3.4%
Period-end loan receivables	$5,970	$5,686	$5,558	$5,381	$5,479	$491	9.0%	$5,970	$5,479	$491	9.0%
Average loan receivables, including held for sale	$5,772	$5,610	$5,443	$5,379	$5,297	$475	9.0%	$5,552	$5,135	$417	8.1%
Average active accounts (in thousands)(3)	2,585	2,524	2,510	2,582	2,548	37	1.5%	2,559	2,515	44	1.7%

Interest and fees on loans	$221	$208	$194	$191	$194	$27	13.9%	$814	$744	$70	9.4%
Other income	$7	$8	$7	$6	$6	$1	16.7%	$28	$23	$5	21.7%

CORP, OTHER(4)(6)
Purchase volume(1)(2)	$—	$1	$2,597	$3,174	$4,031	$(4,031)	(100.0)%	$5,772	$14,273	$(8,501)	(59.6)%
Period-end loan receivables(5)	$204	$228	$277	$355	$410	$(206)	(50.2)%	$204	$410	$(206)	(50.2)%
Average loan receivables, including held for sale	$211	$250	$3,514	$4,423	$4,588	$(4,377)	(95.4)%	$2,083	$4,531	$(2,448)	(54.0)%
Average active accounts (in thousands)(2)(3)	117	152	3,947	5,844	6,068	(5,951)	(98.1)%	2,647	6,028	(3,381)	(56.1)%

Interest and fees on loans	$2	$2	$209	$265	$277	$(275)	(99.3)%	$478	$1,059	$(581)	(54.9)%
Other income	$(4)	$2	$167	$49	$152	$(156)	(102.6)%	$214	$345	$(131)	(38.0)%

TOTAL SYF
Purchase volume(1)(2)	$47,923	$44,557	$47,217	$40,490	$47,072	$851	1.8%	$180,187	$165,854	$14,333	8.6%
Period-end loan receivables(5)	$92,470	$86,012	$82,674	$78,916	$80,740	$11,730	14.5%	$92,470	$80,740	$11,730	14.5%
Average loan receivables, including held for sale	$88,436	$84,038	$83,412	$82,747	$81,784	$6,652	8.1%	$84,672	$78,928	$5,744	7.3%
Average active accounts (in thousands)(2)(3)	68,373	66,266	68,671	70,127	69,397	(1,024)	(1.5)%	68,627	67,334	1,293	1.9%

Interest and fees on loans	$4,576	$4,258	$4,039	$4,008	$4,042	$534	13.2%	$16,881	$15,228	$1,653	10.9%
Other income	$30	$44	$198	$108	$167	$(137)	(82.0)%	$380	$481	$(101)	(21.0)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with the Gap Inc. and BP portfolios which were both sold in 2Q 2022.
(5) Reflects the reclassification of $0.5 billion to loan receivables held for sale in 4Q 2021.
(6) In December 2021, we entered into an agreement to sell $0.5 billion of loan receivables associated with our program agreement with BP. In connection with this agreement, revenue activities for the BP portfolio are no longer managed within our Home & Auto sales platform. All metrics for the BP portfolio previously reported within our Home & Auto sales platform, are now reported within our Corp, Other information. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$12,873	$13,012	$13,393	$13,418	$13,655
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,287)	(1,033)	(1,118)	(1,149)	(1,168)
Tangible common equity	$9,747	$10,140	$10,436	$10,430	$10,648
Add: CECL transition amount	1,719	1,719	1,719	1,719	2,292

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	293	419	391	371	329
Common equity Tier 1	$11,759	$12,278	$12,546	$12,520	$13,269
Preferred stock	734	734	734	734	734
Tier 1 capital	$12,493	$13,012	$13,280	$13,254	$14,003

Add: Allowance for credit losses includible in risk-based capital	1,220	1,142	1,099	1,106	1,119
Total Risk-based capital	$13,713	$14,154	$14,379	$14,360	$15,122

ASSET MEASURES(2)
Total average assets	$102,206	$98,694	$96,073	$95,556	$94,707
Adjustments for:
Add: CECL transition amount	1,719	1,719	1,719	1,719	2,292
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,046)	(1,776)	(1,878)	(1,964)	(1,999)
Total assets for leverage purposes	$101,879	$98,637	$95,914	$95,311	$95,000

Risk-weighted assets	$91,596	$85,664	$82,499	$83,251	$84,950

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,493	$13,012	$13,280	$13,254	$14,003
Less: CECL transition adjustment	(1,719)	(1,719)	(1,719)	(1,719)	(2,292)
Tier 1 capital (CECL fully phased-in)	$10,774	$11,293	$11,561	$11,535	$11,711
Add: Allowance for credit losses	9,527	9,102	8,808	8,651	8,688
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,301	$20,395	$20,369	$20,186	$20,399

Risk-weighted assets	$91,596	$85,664	$82,499	$83,251	$84,950
Less: CECL transition adjustment	(870)	(870)	(870)	(870)	(1,353)
Risk-weighted assets (CECL fully phased-in)	$90,726	$84,794	$81,629	$82,381	$83,597

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$27.70	$26.76	$25.95	$25.06	$24.53
Less: Goodwill	(2.52)	(2.41)	(2.27)	(2.18)	(2.10)
Less: Intangible assets, net	(2.94)	(2.25)	(2.29)	(2.28)	(2.22)
Tangible common equity per share	$22.24	$22.10	$21.39	$20.60	$20.21

(1) Regulatory measures at December 31, 2022 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2022	Dec 31, 2021
CORE PURCHASE VOLUME
Purchase Volume	$47,923	$47,072
Less: Gap and BP Purchase volume	—	(4,032)
Core Purchase volume	$47,923	$43,040

CORE LOAN RECEIVABLES
Loan receivables	$92,470	$80,740
Less: Gap and BP Loan receivables	(98)	(278)
Core Loan receivables	$92,372	$80,462

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts	68,373	69,397
Less: Gap and BP Average active accounts	(77)	(6,007)
Core Average active accounts	68,296	63,390

CORE NEW ACCOUNTS (in millions)
New accounts	6.4	7.3
Less: Gap and BP New accounts	—	(0.7)
Core New accounts	6.4	6.6